UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 12, 2016 (April 6, 2016)

HARTMAN SHORT TERM INCOME PROPERTIES XX, INC.

(Exact name of registrant as specified in charter)

Maryland	333-185336	26-3455189
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2909 Hillcroft, Suite 420, Houston, Texas		77057
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (713) 467-2222
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule #14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01 Financial Statements and Exhibits.

(a)

On June 1, 2016, Hartman Short Term Income Properties XX, Inc. (the “Company”) through Hartman Westway One LLC, or “Westway One LLC,” a wholly-owned subsidiary of our operating partnership, acquired a fee simple interest in a three-story office building containing approximately 165,982 square feet of office space located in Irving, Texas, commonly known as Westway One.

(b)

Financial Statements of Business Acquired.

Westway One Property

Report of Independent Registered Public Accounting Firm.

Statements of Revenues Over Certain Operating Expenses for the Three Months Ended March 31, 2016 (unaudited) and the Year Ended December 31, 2015.

Notes to the Statements of Revenues Over Certain Operating Expenses.

(c)

 Pro Forma Financial Information

Hartman Short Term Income Properties XX, Inc. and Subsidiaries

Summary of Unaudited Pro Forma Consolidated Financial Statements.

Unaudited Pro Forma Statement of Operations for the Year Ended December 31, 2015.

Notes to the Unaudited Pro Forma Statement of Operations for the Year Ended December 31, 2015.

Unaudited Pro Forma Statement of Operations for the Three Months Ended March 31, 2016.

Notes to the Unaudited Pro Forma Statement of Operations for the Three Months Ended March 31, 2016.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders

of Hartman Short Term Income Properties XX, Inc. (the “Company”)

We have audited the accompanying statement of revenues over certain operating expenses (the Historical Summary) of Westway One for the year ended December 31, 2015.The Historical Summary is the responsibility of the Westway One’s management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in this Form 8-K/A of Hartman Short Term Income Properties XX, Inc.) as described in Note 2 to the Historical Summary and is not intended to be a complete presentation of Westway One’s revenues and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the revenues over certain operating expenses of Westway One for the year ended December 31, 2015 in conformity with accounting principles generally accepted in the United States of America.

/s/ WEAVER AND TIDWELL, L.L.P.

Houston, Texas

August 12, 2016

WESTWAY ONE
STATEMENTS OF REVENUES OVER CERTAIN OPERATING EXPENSES

	Three Months Ended March 31, 2016	Year Ended December 31, 2015
	(Unaudited)
Revenues:
Rental income	$ 695,078	$ 1,979,967
Tenant reimbursements and other	76,081	222,990

Total revenues	$ 771,159	$ 2,202,957

Certain operating expenses:
Operating, maintenance and management	$ 223,812	$ 981,567
Real estate taxes and insurance	97,300	292,154
General and administrative expenses	1,088	36,000

Total certain operating expenses	$ 322,200	$ 1,309,721

Revenues over certain operating expenses	$ 448,959	$ 893,236

See accompanying notes to statements of revenues over certain operating expenses.

WESTWAY ONE

NOTES TO STATEMENTS OF REVENUES OVER CERTAIN OPERATING EXPENSES

1.  DESCRIPTION OF REAL ESTATE PROPERTY

On June 1, 2016, Hartman Short Term Income Properties XX, Inc. (the “Company”) through Hartman Westway One, LLC, or “Westway One LLC,” a wholly-owned subsidiary of our operating partnership, acquired a fee simple interest in a three story office building containing approximately 165,982 square feet of office space located in Irving, Texas, commonly known as Westway One.

Westway One was built in 2001.  Westway One is 84% occupied by six tenants on December 31, 2015.

Westway One LLC acquired Westway One from an unrelated third party seller, for a purchase price, as amended, of $21,638,000, exclusive of closing costs.  Westway One LLC financed the payment of the purchase price for Westway One with proceeds from our public offering and mortgage loan proceeds from a bank.

An acquisition fee of approximately $540,950 was earned by Hartman Advisors LLC, our affiliated external advisor, in connection with the purchase of Westway One.

On December 31, 2015, four tenants occupy more than 10% of Westway One.  Lennar Homes of Texas, CEC Entertainment, Inc., Cadent Medical Communications, LLC, and Broad Oak Energy II, LLC. occupy approximately 73% of Westway One and account for approximately 83% of the current annual base rent.

.

2.  BASIS OF PRESENTATION

The accompanying Statements of Revenues over Certain Operating Expenses (the “Historical Summary”) has been prepared for the purpose of complying with Rule 3-14 of Regulation S-X, promulgated by the Securities and Exchange Commission, and is not intended to be a complete presentation of Westway One’s revenues and expenses.  The Historical Summary has been prepared on the accrual basis of accounting and requires management to make estimates and assumptions that affect the reported amounts of the revenue and certain operating expenses during the reporting period.  Excluded items include interest, depreciation and amortization, and certain general and administrative expenses. Actual results may differ from those estimates.

The Historical Summary for the three months ended March 31, 2016 and the year ended December 31, 2015 have been prepared in accordance with accounting principles generally accepted in the United States; however, they do not include all of the information and footnotes required for complete financial statements.  In the opinion of management, all adjustments (consisting of normal recurring adjustments) considered necessary for a fair presentation have been included.  Westway One is owned by Hartman Westway One LLC.  For the period from June 1, 2016, the date Westway One was acquired, to December 31, 2016, Westway One LLC will be reported as a consolidated subsidiary of the Company.

3.  SIGNIFICANT ACCOUNTING POLICIES

Revenue

Leases are accounted for as operating leases and minimum rental income is recognized as due under the terms of the respective leases.  Certain leases provide for tenant occupancy during periods for which no rent is due and/or for increases or decreases in the minimum lease payments over the term of the leases.  Rental income is recognized on a straight-line basis over the terms of the individual leases.  Revenue recognition under a lease begins when the tenant takes possession of or controls the physical use of the leased space.  Cost recoveries from tenants are included in tenant reimbursements and other revenues in the period the related costs are incurred.

Certain Operating Expenses

Certain operating expenses include those expenses expected to be comparable to the proposed future operations of Westway One.  Repairs and maintenance are charged to operations as incurred.  Expenses such as depreciation and amortization are excluded from the accompanying Historical Summary.

4.  FUTURE MINIMUM LEASE INCOME

The weighted average remaining lease terms for the tenant occupying Westway One was approximately 6 years as of December 31, 2015.  Minimum rents to be received from the tenant under non-cancellable operating leases, exclusive of tenant expense reimbursements, as of December 31, 2015 were as follows:

Years ending December 31,	Minimum Future Rents
2016	2,502,079
2017	3,059,848
2018	2,885,950
2019	2,611,285
2020	2,357,545
Thereafter	10,840,554
Total	$24,257,261

Four tenants comprised 10% or more of annualized base rental income of Westway One as of December 31, 2015, CEC Entertainment, Inc. 28.7%, Lennar Homes of Texas 23.2%, Cadent Medical Communications, LLC 19.6%, and Broad Oak Energy II, LLC 11.6%.

5.  COMMITMENTS AND CONTINGENCIES

Litigation

Westway One LLC may be subject to legal claims in the ordinary course of business as a property owner.  The Company believes that the ultimate settlement of any potential claims will not have a material impact on Westway One’s results of operations.

Environmental Matters

In connection with the ownership and operation of real estate, Westway One LLC may be potentially liable for costs and damages related to environmental matters.  Westway One LLC has not been notified by any governmental authority of any non-compliance, liability, or other claim, and the Company is not aware of any other environmental condition that they believe will have a material adverse effect on Westway One’s results of operations.

6.  SUBSEQUENT EVENTS

On June 17, 2016, Hartman Westway One, LLC admitted an unrelated independent investor as a member for $5,500,000 in exchange for a 45.67% noncontrolling member interest.

HARTMAN SHORT TERM INCOME PROPERTIES XX, INC. AND SUBSIDIARIES

SUMMARY OF UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION

The following pro forma information should be read in conjunction with the balance sheet of the Company as of December 31, 2015 and March 31, 2016, and the related statements of operations, equity, and cash flows for the year ended December 31, 2015 and for the three months ended march 31, 2016 and the notes thereto contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2015 filed with the SEC on March 31, 2016.

The following unaudited pro forma consolidated statements of operations for the three months ended March 31, 2016 and for the year ended December 31, 2015 have been prepared to give effect to the acquisition of Westway One, based on the revenues and certain operating expenses presented in the Historical Summary, as if the acquisition occurred on January 1, 2015.  In the opinion of management, no other pro forma adjustments are required.

These unaudited pro forma consolidated financial statements are prepared for information purposes only and are not necessarily indicative of future results or of actual results that would have been achieved had the acquisition of Westway One occurred on January 1, 2015.

HARTMAN SHORT TERM INCOME PROPERTIES XX, INC.
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
For the Year Ended December 31, 2015

		Pro Forma Adjustments
	Hartman Short Term Income Properties XX, Inc. (a)	Westway One (b)	Adjustments and eliminations		Pro Forma Total
Revenues
Rental revenues	$ 22,353,414	$ 1,979,967	$ -		$ 24,333,381
Tenant reimbursements and other revenues	3,851,119	222,990	-		4,074,109
Total revenues	26,204,533	2,202,957	-		28,407,490

Expenses
Property operating expenses	7,593,187	981,567	-		8,574,754
Asset management and acquisition fees	2,764,031	-	703,235	(c)	3,467,266
Organization and offering costs	963,331	-	-		963,331
Real estate taxes and insurance	4,080,086	292,154	-		4,372,240
Depreciation and amortization	14,479,521	-	985,677	(d)	15,465,198
General and administrative	1,418,840	36,000	-		1,454,840
Interest expense	3,393,096	-	319,810	(e)	3,712,906
Total expenses	34,692,092	1,309,721	2,008,722		38,010,535
Net (loss) income	$ (8,487,559)	$ 893,236	$ (2,008,722)		$ (9,603,045)
Basic and diluted loss per common share:
Loss attributable to common stockholders	$ (0.79)				$ (0.89)
Weighted average number of common shares outstanding, basic and diluted	10,733,833				10,733,833

See accompanying notes to unaudited pro forma consolidated statement of operations.

HARTMAN SHORT TERM INCOME PROPERTIES XX, INC.

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

(a)

Historical financial information for the year ended December 31, 2015 is derived from the Company’s Annual Report on Form 10-K for the year ended December 31, 2015.

(b)

Represents items of revenue and certain operating expenses for Westway One for the year ended December 31, 2015, as if the Company owned 100% of Westway One.

(c)

Pro forma asset management fees payable to Hartman Advisors LLC, represent (i) asset management fees at the rate of 0.75% per annum multiplied by the $21,638,000 acquisition cost, and (ii) an acquisition fee (applicable only in the year the property is acquired or assumed to be acquired) of 2.50% multiplied by the acquisition cost of $21,638,000.

(d)

Pro forma depreciation and amortization expense are based on the Company’s initial purchase price allocation.  The Company’s actual final purchase price allocation may be different.

(e)

Pro forma interest expense assumes the $10,819,000 acquisition indebtedness incurred in connection with Westway One purchase was effective January 1, 2015 with an annual interest only rate of 2.956% per annum.

HARTMAN SHORT TERM INCOME PROPERTIES XX, INC.
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
For the Three Months Ended March 31, 2016

		Pro Forma Adjustments
	Hartman Short Term Income Properties XX, Inc. (a)	Westway One (b)	Adjustments and eliminations		Pro Forma Total
Revenues
Rental revenues	$ 7,934,774	$ 695,078	$ -		$ 8,629,852
Tenant reimbursements and other revenues	1,314,917	76,081	-		1,390,998
Total revenues	9,249,691	771,159	-		10,020,850

Expenses
Property operating expenses	3,225,688	223,812	-		3,449,500
Asset management and acquisition fees	332,600	-	40,571	(c)	373,171
Organization and offering costs	(250,246)	-	-		(250,246)
Real estate taxes and insurance	1,187,011	97,300	-		1,284,311
Depreciation and amortization	5,302,264	-	246,419	(d)	5,548,683
General and administrative	574,821	1,088	-		575,909
Interest expense	846,374	-	79,952	(e)	926,326
Total expenses	11,218,512	322,200	366,942		11,907,654
Net (loss) income	$ (1,968,821)	$ 448,959	$ (366,942)		$ (1,886,804)
Basic and diluted loss per common share:
Loss attributable to common stockholders	$ (0.13)				$ (0.13)
Weighted average number of common shares outstanding, basic and diluted	15,088,950				15,088,950

See accompanying notes to unaudited pro forma consolidated statement of operations.

HARTMAN SHORT TERM INCOME PROPERTIES XX, INC.

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

a)

Historical financial information for the three months ended March 31, 2016 is derived from the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2016.

b)

Represents items of revenue and certain operating expenses for Westway One for the three months ended March 31, 2016, as if the Company owned 100% of Westway One.

c)

Represents pro forma asset management fees payable to Hartman Advisors LLC, at the rate of 0.75% per annum multiplied by the $21,638,000 acquisition cost.

d)

Pro forma depreciation and amortization expense are based on the Company’s initial purchase price allocation.  The Company’s actual final purchase price allocation may be different.

e)

Pro forma interest expense assumes the $10,819,000 acquisition indebtedness incurred in connection with Westway One purchase was effective January 1, 2015 with an annual interest only rate of 2.956% per annum.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HARTMAN SHORT TERM INCOME PROPERTIES XX, INC.

(Registrant)

Date: August 12, 2016

By:  /s/ Louis T. Fox, III

Louis T. Fox, III

Chief Financial Officer